UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2006

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

  0-5680                                           56-0506342
  ------                                        -----------------
  (Commission File No.)                  (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[__] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02 - Results of Operations and Financial Condition.

The Company issued a press release on August 17, 2006 reporting its operating results for the thirteen weeks and twenty-six weeks ended July 1, 2006. The text of the press release is included in this report as an exhibit.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

     (c) Exhibits. See Exhibit No. 99.1, Press Release issued August 17, 2006 attached hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 17, 2006                    BURKE MILLS, INC.


                                          By:/s/Thomas I. Nail
                                          --------------------------
                                          Thomas I. Nail
                                          President and COO

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit

99.1            Press Release issued August 17, 2006

EXHIBIT 99.1

                  BURKE MILLS ANNOUNCES SECOND QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and twenty-six weeks ended July 1, 2006.

Net sales for the thirteen weeks ending July 1, 2006 decreased by 6.0% to $6,187,000 compared to $6,579,000 for the second quarter of 2005.

The Company recorded a net loss of ($387,000) for the thirteen week period compared to a net loss of ($659,000) for the same period in 2005. This resulted in a net loss per share of ($.14) compared to net loss of ($.24) in 2005.

Net sales for the twenty-six week period ending July 1, 2006 decreased by 8.5% to $12,556,000 compared to $13,717,000 in 2005. The Company recorded a net loss for the period of ($862,000) compared to a net loss of ($966,000) in 2005. This resulted in a net loss per share of ($0.31) versus ($0.35) in 2005.



       CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS(Unaudited)

                             Thirteen Weeks Ended     Twenty-Six Weeks Ended
                            ----------------------    -----------------------
                             July 1,     July 2,       July 1,       July 2,
                              2006        2005          2006          2005
                             -------     -------       -------       -------
Net Sales                 $6,186,983    $6,579,173   $12,555,729   $13,717,219
                          -----------   -----------  ------------  ------------
Cost and Expenses
  Cost of Sales            6,040,724     6,698,318    12,361,262    13,585,730
                          -----------   -----------  ------------  ------------
  Gross Profit (Loss)        146,259      (119,145)      194,467       131,489

  Selling, General and
  Administrative Expenses    532,509       561,511     1,050,692     1,180,272
  Gain/(loss) on disposal
    of property assets           -0-           -0-        (5,868)      100,625
                          -----------   -----------  ------------  ------------

Operating Loss              (386,250)     (680,656)     (862,093)     (948,158)
                          -----------   -----------  ------------  ------------
Other Income
  Interest Income              1,632         1,010         3,224         3,420
  Miscellaneous                   57           309           602           486
                          -----------   -----------  ------------  ------------
    Total                      1,689         1,319         3,826         3,906
                          -----------   -----------  ------------  ------------
Other Expenses
  Interest Expense             2,554           -0-         3,696           244
                          -----------   -----------  ------------  ------------

Loss before Provision for
  Income Taxes and Equity in
  Net Earnings of Affiliate (387,115)     (679,337)     (861,963)     (944,496)
                          -----------   -----------  ------------  ------------
Loss before Equity in Net
  Earnings of Affiliate     (387,115)     (679,337)     (861,963)     (944,496)

Equity in Net Income
  (Loss) of Affiliate            -0-        20,186          -0-        (21,314)
                          -----------   -----------  ------------  ------------
Net Loss                    (387,115)     (659,151)     (861,963)     (965,810)

Retained Earnings at
   Beginning of Period    $2,478,647    $4,569,037   $ 2,953,495   $ 4,875,696
                          -----------   -----------  ------------  ------------
Retained Earnings at End
  of Period               $2,091,532    $3,909,886   $ 2,091,532   $ 3,909,886
                          ==========    ===========  ===========  ============

Loss Per Share            $   (0.14)    $   (0.24)   $   (0.31)    $    (0.35)
                          ==========    ===========  ===========   ============
Dividends Per Share of
  Common Stock               None         None          None          None
                           ==========  ==========    ==========     ==========
Weighted Average Common
  Shares Outstanding       2,741,168    2,741,168     2,741,168      2,741,168
                           =========    =========     =========      =========


                            CONDENSED BALANCE SHEETS
                                   (Unaudited)

                                            July 1,         December 31,
                                             2006              2005
                                          -----------       ------------
             ASSETS
Current Assets
  Cash and cash equivalents               $   238,397       $   425,812
  Accounts receivable                       3,239,282         2,568,838
  Inventories                               2,168,811         1,684,132
  Prepaid expenses and other
    current assets                            101,140            49,413
                                          -----------       -----------
Total Current Assets                        5,747,630         4,728,195
                                          -----------       -----------

Property, plant & equipment - at cost      28,134,493        28,085,778
  Less: accumulated depreciation           24,128,335        23,326,789
                                          -----------       -----------
  Property, plant and equipment- net        4,006,158         4,758,989
                                          -----------       -----------
Other Assets                                   16,575            16,575
                                          -----------       -----------
Total Assets                              $ 9,770,363       $ 9,503,759
                                          ===========       ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                        $ 2,112,068       $ 1,434,169
  Short-term debt                             290,048               -0-
  Accrued salaries and wages                  154,093            69,272
  Other liabilities and accrued expenses      202,102           126,303
                                          -----------       -----------
Total Liabilities                         $ 2,758,311       $ 1,629,744
                                          -----------       -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                   1,809,171         1,809,171
  Paid-in capital                           3,111,349         3,111,349
  Retained earnings                         2,091,532         2,953,495
                                          -----------       -----------
  Total Shareholders' Equity                7,012,052         7,874,015
                                          -----------       -----------
 Total Liabilities & Shareholders' Equity $ 9,770,363       $ 9,503,759
                                          ===========       ===========